UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported) : July 18, 2011

Commission file number:	000-49852

DAHUA INC.
(Exact name of small business issuer as specified in its charter)

Delaware	04-3616479
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8th Floor, Officer Tower 3, Henderson Center, 18# Jianguomennei Street Dongcheng District, Beijing, China 100005
(Address of principal executive offices)

86-10-6480-1527
(Issuer's telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement   communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

On June 14, 2011 the company makes the decision to suspend the filing to the SEC and removed to the pink sheet voluntarily for consideration of cost and investment condition. Thus we ceased the contract with the Child, Van Wagoner& Bradshaw PLLC.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Descriptions

16.1	Letter from Child, Van Wagoner & Bradshaw PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2011	By:	/s/ Yonglin Du
President